                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. included in Time Warner's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, incorporated by reference in the Current Report on Form 8-K/A of AOL Time Warner Inc. dated January 11, 2001. Such
Form 8-K/A is incorporated by reference in Registration Statement No. 333-79489 of America Online, Inc. and each of the following AOL Time Warner Inc. registration statements:

1) No. 333-53564            4) No. 333-53574           7) No. 333-53580
2) No. 333-53568            5) No. 333-53576
3) No. 333-53572            6) No. 333-53578


                                                     /s/ Ernst &Young LLP


New York, New York
January 23, 2001



                                                             Exhibit 23.1

                         Consent of Independent Auditors

We consent to the inclusion of our report dated January 18, 2001, with respect to the consolidated balance sheet of AOL Time Warner Inc. ("AOL Time Warner") for the year ended December 31, 2000, included in the Current Report on Form 8-K/A of AOL Time Warner dated January 11, 2001. Such Form 8-K/A is incorporated by reference in Registration Statement No. 333-79489 of America Online, Inc., Registration Statement No. 333-61207 of Time Warner Inc. and each of the following AOL Time Warner registration statements:

1)  No. 333-53564                      4)   No. 333-53574                 7)  No. 333-53580
2)  No. 333-53568                      5)   No. 333-53576
3)  No. 333-53572                      6)   No. 333-53578


                                                     /s/ Ernst & Young LLP


McLean, Virginia
January 23, 2001